Cincinnati Bell Reports First Quarter 2014 Results

HIGHLIGHTS

•	Wireline revenue and Adjusted EBITDA both increased year-over-year for the first time in over a decade

•	Revenue from strategic products exceeded $100 million, up 24 percent over prior year

•	Fioptics revenue totaled $31 million, up 43 percent year-over-year

•	Strong first quarter Adjusted EBITDA of $106 million

•	Agreement to sell Wireless spectrum licenses and certain other assets valued at $210 million

•	CyrusOne delivers strong first quarter results

CINCINNATI - May 8, 2014 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the first quarter of 2014, highlighted by year-over-year growth in both Wireline revenue and Adjusted EBITDA1. Customer demand for strategic products generated revenue of $101 million from these products, more than offsetting wireless and legacy product declines.

“We are excited about our first quarter results. The momentum created from our strategic investments is accelerating and for the first time in more than a decade we generated year-over-year growth in both Wireline revenue and Adjusted EBITDA," said Ted Torbeck, president and chief executive officer. Torbeck also added, "The agreement to sell our Wireless spectrum is a significant milestone in our efforts to transform Cincinnati Bell into a healthy fiber based entertainment, communications and IT Solutions company with growing revenue, growing profits and significant cash flows."

CONSOLIDATED RESULTS2
Consolidated revenue for the first quarter of 2014 was $323 million, up $12 million from the prior year. Adjusted EBITDA for the quarter was $106 million, up $1 million after excluding mark-to-market adjustments on compensation plans indexed to changes in our stock price. Operating income for the quarter totaled $57 million and net income of $7 million resulted in earnings per share ("EPS") of $0.02.

Wireline Segment

•	Wireline revenue for the quarter totaled $184 million, up 2 percent compared to the prior year.

◦	Fioptics revenue for the quarter was $31 million, up 43 percent from the prior year.

◦	Strategic revenue for business customers totaled $40 million for the quarter, up 14 percent compared to the prior year.

•	Operating income was $53 million in the quarter, up 5 percent from a year ago.

•	Adjusted EBITDA totaled $85 million for the quarter, up 1 percent from the same period in 2013.

•	Fioptics video subscribers totaled 77,500 at the end of the first quarter, up 35 percent compared to the same period in 2013.

•	Fioptics internet subscribers totaled 91,600, adding 5,900 new Fioptics high-speed internet subscribers in the quarter.

•	In the first quarter of 2014, we passed an additional 12,000 units with Fioptics which is available to approximately 36 percent of Greater Cincinnati.

IT Services and Hardware Segment

•	Revenue of $102 million for the quarter was up 21 percent over the prior year.

◦	Strategic managed and professional services revenue was $33 million in the quarter, up 22 percent compared to the prior year.

◦	Hardware revenue was $68 million for the quarter, up 19 percent year-over-year.

•	Operating income totaled $5 million for the quarter, compared to $2 million a year ago.

•	Adjusted EBITDA was $8 million for the quarter, compared to $4 million in the first quarter of 2013.

Wireless Segment

•	Revenue was $45 million for the quarter, down 16 percent from the prior year.

•	Operating income totaled $5 million in the quarter, compared to $1 million a year ago.

•	Adjusted EBITDA of $18 million in the quarter was down 13 percent compared to the same period a year ago.

•	Wireless subscribers totaled 320,000 at the end of the quarter, down 17 percent compared to the first quarter of 2013.

Investment in CyrusOne

•	Cincinnati Bell effectively owns 68 percent of CyrusOne, which is accounted for as an equity method investment.

•	Investment in CyrusOne valued at $927 million as of March 31, 2014.

•	CyrusOne reported revenue of $78 million for the first quarter of 2014, up 29 percent compared to the prior year

•	CyrusOne's first quarter of 2014 Adjusted EBITDA totaled $42 million, up 32 percent compared to a year ago.
2014 Outlook
Cincinnati Bell reaffirms its financial guidance for 2014:

Category	2014 Guidance
Revenue	$1.2 billion
Adjusted EBITDA	$383 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on May 8 at 10:00 a.m. (ET) to discuss its results for the first quarter of 2014. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 863-7412. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Thursday May 22, 2014. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 6995132. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, free cash flow and excludes CyrusOne from our 2013 operating results. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, transaction-related compensation, restructuring charges, (gain) loss on sale or disposal of assets (net), amortization of deferred gain, asset impairments, transaction costs, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

CyrusOne defines Adjusted EBITDA as net income (loss) as defined by U.S. GAAP before noncontrolling interests plus interest expense, income tax (benefit) expense, depreciation and amortization, non-cash compensation, transaction costs and transaction-related compensation, including acquisition pursuit costs, restructuring costs, loss on extinguishment of debt, asset impairments, (gain) loss on sale of real estate improvements, and other special items. Other companies may not calculate Adjusted EBITDA in the same manner. Accordingly, CyrusOne's Adjusted EBITDA as presented may not be comparable to others. Detailed reconciliations of CyrusOne's Adjusted EBITDA to the comparable GAAP financial measure are available in the Investor Relations section of www.cyrusone.com.

2Consolidated Results for the first quarter of 2013 include CyrusOne's results of operations from January 1, 2013 through January 23, 2013. On January 24, 2013, the Company successfully completed the initial public offering ("IPO") of CyrusOne and no longer consolidates its results, but accounts for CyrusOne as an equity method investment. The first quarter 2013 results referenced within the Consolidated Results section exclude the operations of CyrusOne for the period January 1, 2013 through January 23, 2013, to effectively provide comparative results. Excluding CyrusOne results for this period is not consistent with GAAP and should not be considered as an alternative to comparable GAAP measures of revenue, operating income, or profitability.

Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on Cincinnati Bell for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell also is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	March 31,		Change
	2014	2013	$	%

Revenue	$322.5	$325.7	$(3.2)	(1)%

Costs and expenses
Cost of services and products	166.2	162.4	3.8	2%
Selling, general and administrative	55.4	53.1	2.3	4%
Depreciation and amortization	46.9	50.6	(3.7)	(7)%
Transaction-related compensation	—	35.5	(35.5)	n/m
Restructuring charges	—	2.6	(2.6)	n/m
Loss on sale or disposal of assets, net	—	2.5	(2.5)	n/m
Amortization of deferred gain	(3.6)	(0.6)	(3.0)	n/m
Transaction costs	0.7	0.4	0.3	75%

Operating income	56.9	19.2	37.7	n/m

Interest expense	40.3	47.9	(7.6)	(16)%
(Income) loss from CyrusOne equity method investment	(0.5)	1.9	(2.4)	n/m
Other expense (income), net	0.6	(0.3)	0.9	n/m

Income (loss) before income taxes	16.5	(30.3)	46.8	n/m
Income tax expense	9.5	6.4	3.1	48%

Net income (loss)	7.0	(36.7)	43.7	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net income (loss) applicable to common shareowners	$4.4	$(39.3)	$43.7	n/m

Basic and diluted earnings (loss) per common share	$0.02	$(0.19)

Weighted average common shares outstanding
(in millions)
- Basic	208.0	202.8
- Diluted	209.0	202.8

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,		Change
	2014	2013	$	%
Wireline
Revenue
Data	$83.0	$78.1	$4.9	6%
Voice - local service	53.1	59.5	(6.4)	(11)%
Long distance and VoIP	26.9	26.9	—	0%
Entertainment	17.0	12.0	5.0	42%
Other	3.6	3.2	0.4	13%

Total revenue	183.6	179.7	3.9	2%

Operating costs and expenses
Cost of services and products	71.9	71.2	0.7	1%
Selling, general and administrative	31.1	31.0	0.1	0%
Depreciation and amortization	28.1	26.8	1.3	5%
Other*	(0.1)	0.6	(0.7)	n/m

Total operating costs and expenses	131.0	129.6	1.4	1%

Operating income	$52.6	$50.1	$2.5	5%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$67.9	$56.9	$11.0	19%
Managed and professional services	34.0	27.6	6.4	23%

Total revenue	101.9	84.5	17.4	21%

Operating costs and expenses
Cost of services and products	81.7	69.4	12.3	18%
Selling, general and administrative	12.0	10.7	1.3	12%
Depreciation and amortization	2.8	2.5	0.3	12%

Total operating costs and expenses	96.5	82.6	13.9	17%

Operating income	$5.4	$1.9	$3.5	n/m

Wireless
Revenue
Service	$41.7	$49.3	$(7.6)	(15)%
Equipment	3.0	4.0	(1.0)	(25)%

Total revenue	44.7	53.3	(8.6)	(16)%

Operating costs and expenses
Cost of services and products	19.5	24.1	(4.6)	(19)%
Selling, general and administrative	7.7	9.8	(2.1)	(21)%
Depreciation and amortization	15.8	16.0	(0.2)	(1)%
Other*	(3.6)	2.7	(6.3)	n/m

Total operating costs and expenses	39.4	52.6	(13.2)	(25)%

Operating income	$5.3	$0.7	$4.6	n/m

Data Center Colocation**
Revenue	$—	$15.6	$(15.6)	n/m

Operating costs and expenses
Cost of services	—	4.8	(4.8)	n/m
Selling, general and administrative	—	2.4	(2.4)	n/m
Depreciation and amortization	—	5.2	(5.2)	n/m

Total operating costs and expenses	—	12.4	(12.4)	n/m

Operating income	$—	$3.2	$(3.2)	n/m

	*Other includes restructuring charges, loss (gain) on sale or disposal of assets, net and amortization of deferred gain.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended
	March 31,		Change
	2014	2013	$	%
Revenue
Wireline	$183.6	$179.7	$3.9	2%
IT Services and Hardware	101.9	84.5	17.4	21%
Wireless	44.7	53.3	(8.6)	(16)%
Data Center Colocation**	—	15.6	(15.6)	n/m
Eliminations	(7.7)	(7.4)	(0.3)	(4)%

Total revenue	$322.5	$325.7	$(3.2)	(1)%

Cost of Services and Products
Wireline	$71.9	$71.2	$0.7	1%
IT Services and Hardware	81.7	69.4	12.3	18%
Wireless	19.5	24.1	(4.6)	(19)%
Data Center Colocation**	—	4.8	(4.8)	n/m
Eliminations	(6.9)	(7.1)	0.2	3%

Total cost of services and products	$166.2	$162.4	$3.8	2%

Selling, General and Administrative
Wireline	$31.1	$31.0	$0.1	0%
IT Services and Hardware	12.0	10.7	1.3	12%
Wireless	7.7	9.8	(2.1)	(21)%
Data Center Colocation**	—	2.4	(2.4)	n/m
Corporate and eliminations	4.6	(0.8)	5.4	n/m

Total selling, general and administrative	$55.4	$53.1	$2.3	4%

Depreciation and Amortization
Wireline	$28.1	$26.8	$1.3	5%
IT Services and Hardware	2.8	2.5	0.3	12%
Wireless	15.8	16.0	(0.2)	(1)%
Data Center Colocation**	—	5.2	(5.2)	n/m
Corporate	0.2	0.1	0.1	n/m

Total depreciation and amortization	$46.9	$50.6	$(3.7)	(7)%

Other*
Wireline	$(0.1)	$0.6	$(0.7)	n/m
IT Services and Hardware	—	—	—	n/m
Wireless	(3.6)	2.7	(6.3)	n/m
Data Center Colocation**	—	—	—	n/m
Corporate	0.8	37.1	(36.3)	(98)%

Total other	$(2.9)	$40.4	$(43.3)	n/m

Operating Income
Wireline	$52.6	$50.1	$2.5	5%
IT Services and Hardware	5.4	1.9	3.5	n/m
Wireless	5.3	0.7	4.6	n/m
Data Center Colocation**	—	3.2	(3.2)	n/m
Corporate	(6.4)	(36.7)	30.3	(83)%

Total operating income	$56.9	$19.2	$37.7	n/m

	*Other includes transaction-related compensation, restructuring charges, loss (gain) on sale or disposal of assets, net, amortization of deferred gain and transaction costs.

**Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Local access lines
Residential	263.5	271.4	278.1	284.9	292.5
Business	255.3	259.3	263.1	265.1	268.9

	518.8	530.7	541.2	550.0	561.4

Long distance lines	386.9	394.1	400.8	406.5	410.4

Internet subscribers
DSL	178.4	188.5	191.3	194.9	199.5
Fioptics	91.6	79.9	74.3	66.8	60.7

	270.0	268.4	265.6	261.7	260.2

Fioptics video subscribers	77.5	74.2	69.7	63.2	57.6

Fioptics units passed	288.0	276.0	258.0	238.0	220.0

Wireless
Postpaid wireless subscribers	183.6	197.4	209.4	223.1	236.6
Prepaid wireless subscribers	136.2	142.3	145.8	146.9	148.7
	319.8	339.7	355.2	370.0	385.3

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	March 31,	December 31,
	2014	2013

Corporate Credit Agreement	$37.5	$40.0
Receivables Facility	104.6	106.2
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0
Corporate Credit Agreement - Tranche B Term Loan	537.3	538.6
8 3/8% Senior Notes due 2020	683.9	683.9
7 1/4% Senior Notes due 2023	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5
Capital leases and other debt	99.4	103.3
Net unamortized discount	(6.0)	(6.3)

Total debt	2,256.2	2,265.2

Less: Cash and cash equivalents	(4.2)	(4.6)

Net debt (as defined by the company)	$2,252.0	$2,260.6

Corporate Credit Agreement availability	$162.5	$160.0

Common shares outstanding	208.8	208.2

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended March 31, 2014
	Wireline	IT Services & Hardware	Wireless	Data Center Colocation*	Corporate	Total Company

Net Income (GAAP)						$7.0
Add:
Income tax expense						9.5
Interest expense						40.3
Income from CyrusOne equity method investment						(0.5)
Other expense, net						0.6

Operating Income (GAAP)	$52.6	$5.4	$5.3	$—	$(6.4)	$56.9
Add:
Depreciation and amortization	28.1	2.8	15.8	—	0.2	46.9
Amortization of deferred gain	—	—	(3.6)	—	—	(3.6)
(Gain) loss on sale or disposal of assets	(0.1)	—	—	—	0.1	—
Transaction costs	—	—	—	—	0.7	0.7
Pension and other retirement plan expenses	4.5	—	—	—	0.4	4.9

Adjusted EBITDA (Non-GAAP)	$85.1	$8.2	$17.5	$—	$(5.0)	$105.8

Adjusted EBITDA Margin	46%	8%	39%	—	—	33%

	Three Months Ended March 31, 2013
	Wireline	IT Services & Hardware	Wireless	Data Center Colocation*	Corporate	Total Company

Net Loss (GAAP)						$(36.7)
Add:
Income tax expense						6.4
Interest expense						47.9
Loss from CyrusOne equity method investment						1.9
Other income, net						(0.3)

Operating Income (GAAP)	$50.1	$1.9	$0.7	$3.2	$(36.7)	$19.2
Add:
Depreciation and amortization	26.8	2.5	16.0	5.2	0.1	50.6
Transaction-related compensation	—	—	—	—	35.5	35.5
Restructuring charges	1.4	—	—	—	1.2	2.6
Loss (gain) on sale or disposal of assets	(0.8)	—	3.3	—	—	2.5
Transaction costs	—	—	—	—	0.4	0.4
Pension and other retirement plan expenses	6.9	—	—	—	0.4	7.3

Adjusted EBITDA (Non-GAAP)	$84.4	$4.4	$20.0	$8.4	$0.9	$118.1

Adjusted EBITDA Margin	47%	5%	38%	54%	—	36%

Year-over-year dollar change in Adjusted EBITDA	$0.7	$3.8	$(2.5)	$(8.4)	$(5.9)	$(12.3)

Year-over-year percentage change in Adjusted EBITDA	1%	86%	(13)%	n/m	n/m	(10)%

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,
	2014	2013

Cash provided by operating activities	$37.8	$42.3

Capital expenditures	(34.3)	(50.9)
Dividends received from CyrusOne	7.1	—
Proceeds from sale of assets	1.9	0.8
Release of restricted cash	—	0.4
Cash divested from deconsolidation of CyrusOne	—	(12.2)

Cash used in investing activities	(25.3)	(61.9)

Net (decrease) increase in corporate credit and receivables facilities with initial maturities less than 90 days	(4.1)	2.0
Repayment of debt	(5.2)	(3.1)
Dividends paid on preferred stock	(2.6)	(2.6)
Proceeds from exercise of options and warrants	0.6	6.6
Other, net	(1.6)	(1.8)

Cash (used in) provided by financing activities	(12.9)	1.1

Net decrease in cash and cash equivalents	(0.4)	(18.5)
Cash and cash equivalents at beginning of period	4.6	23.6

Cash and cash equivalents at end of period	$4.2	$5.1

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net decrease in cash and cash equivalents	$(0.4)	$(18.5)
Less adjustments:
Net (decrease) increase in corporate credit and receivables facilities with initial maturities less than 90 days	4.1	(2.0)
Cash divested from deconsolidation of CyrusOne	—	12.2
Repayment of debt	5.2	3.1
Transaction-related compensation	—	2.0
Transaction costs	—	0.4

Free cash flow	8.9	(2.8)

Less: CyrusOne's free cash flows*	—	(3.3)
Free cash flow excluding CyrusOne	$8.9	$0.5

Income tax (refunds) payments	$(0.9)	$1.8

*CyrusOne's free cash flows for 2013 were comprised of cash generated from operating activities of $4.0 million and cash used in investing activities of $7.3 million.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended March 31, 2013	$(2.8)
Less: CyrusOne's free cash flows	(3.3)
Free Cash Flow for the three months ended March 31, 2013 (excluding CyrusOne)*	0.5

Decrease in Adjusted EBITDA (excluding CyrusOne)*	(3.9)
Decrease in capital expenditures (excluding CyrusOne)*	8.9
Increase in interest payments	(5.6)
Decrease in pension and postretirement payments and contributions	0.4
Change in working capital and other	8.6

Free Cash Flow for the three months ended March 31, 2014	$8.9

*CyrusOne's Adjusted EBITDA and capital expenditures totaled $8.4 million and $7.7 million, respectively for the period January 1, 2013 through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013	Mar. 31, 2013

Wireline	$26.2	$48.3	$41.2	$39.3	$33.8
IT Services and Hardware	2.5	3.0	2.7	3.7	1.2
Wireless	5.6	3.6	2.2	2.0	8.2
Data Center Colocation*	—	—	—	—	7.7
Total capital expenditures	$34.3	$54.9	$46.1	$45.0	$50.9

*Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company accounts for CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			March 31, 2014
		March 31, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$322.5	$—		$322.5

	Costs and expenses
	Cost of services and products	166.2	—		166.2
	Selling, general and administrative	55.4	—		55.4
	Depreciation and amortization	46.9	(9.0)	[A]	37.9
	Amortization of deferred gain	(3.6)	3.0	[A]	(0.6)
	Transaction costs	0.7	(0.7)	[B]	—
	Operating income	56.9	6.7		63.6

	Interest expense	40.3	—		40.3
	Income from CyrusOne equity method investment	(0.5)	—		(0.5)
	Other expense, net	0.6	—		0.6

	Income before income taxes	16.5	6.7		23.2
	Income tax expense	9.5	2.7		12.2

	Net income	7.0	4.0		11.0

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$4.4	$4.0		$8.4

	Weighted average diluted common shares	209.0	209.0		209.0

	Diluted earnings per common share	$0.02	$0.02		$0.04

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation expense and amortization of deferred gain due to change in estimated useful life of wireless assets to no more than 30 months as of December 31, 2013.

B	Transaction costs relate to expenses incurred for agreement to sell wireless spectrum licenses and certain other assets.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			March 31, 2013
		March 31, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$325.7	$—		$325.7

	Costs and expenses
	Cost of services and products	162.4	—		162.4
	Selling, general and administrative	53.1	—		53.1
	Depreciation and amortization	50.6	(8.5)	[A]	42.1
	Transaction-related compensation	35.5	(35.5)	[B]	—
	Restructuring charges	2.6	(2.6)	[C]	—
	Loss on sale or disposal of assets, net	2.5	(2.5)	[D]	—
	Amortization of deferred gain	(0.6)	—		(0.6)
	Transaction costs	0.4	(0.4)	[E]	—
	Operating income	19.2	49.5		68.7

	Interest expense	47.9	—		47.9
	Loss from CyrusOne equity method investment	1.9	—		1.9
	Other income, net	(0.3)	—		(0.3)

	(Loss) income before income taxes	(30.3)	49.5		19.2
	Income tax expense	6.4	9.1	[F]	15.5

	Net (loss) income	(36.7)	40.4		3.7

	Preferred stock dividends	2.6	—		2.6

	Net (loss) income applicable to common shareowners	$(39.3)	$40.4		$1.1

	Weighted average diluted common shares	202.8	207.9	[G]	207.9

	Diluted (loss) earnings per common share*	$(0.19)	$0.19		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation due to change in the estimated useful lives assigned to wireless network software.

B	Transaction-related compensation represents incentives earned upon completion of CyrusOne's initial public offering.

C	Restructuring charges consist of severance and lease abandonments.

D	Loss on sale or disposal of wireline and wireless network equipment.

E	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

F	Tax effect of above adjustments at 40%, partially offset by a gross valuation allowance provision of $10.7 million for Texas margin tax credits.

G	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Operating Income excluding CyrusOne
(Unaudited)
(Dollars in millions, except per share amounts)

		For the three months ended March 31, 2013

		Cincinnati Bell				Cincinnati Bell
		including	Data Center			excluding
		CyrusOne	Colocation	Other		CyrusOne

	Revenue	$325.7	(15.6)	0.4	[A]	$310.5

	Costs and expenses
	Cost of services and products	162.4	(4.8)	0.4	[A]	158.0
	Selling, general and administrative	53.1	(2.4)	—		50.7
	Depreciation and amortization	50.6	(5.2)	—		45.4
	Transaction-related compensation	35.5	—	(20.0)	[B]	15.5
	Restructuring charges	2.6	—	—		2.6
	Loss on sale or disposal of assets, net	2.5	—	—		2.5
	Amortization of deferred gain	(0.6)	—	—		(0.6)
	Transaction costs	0.4	—	(0.4)	[C]	—
	Operating income	$19.2	(3.2)	20.4		$36.4

A	Represents intersegment transactions.
B	Transaction-related compensation paid to CyrusOne related to CyrusOne employees.
C	Transaction costs related to the CyrusOne IPO.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2014 Operating Income (GAAP) Guidance	$143

Add:

Depreciation and amortization	240
Amortization of deferred gain	(20)
Pension and other retirement plan expenses	20

2014 Adjusted EBITDA (Non-GAAP) Guidance	$383

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com